SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2005

CARDINAL COMMUNICATIONS, Inc.
(Exact name of registrant as specified in Charter)

Nevada	1-15383	91-2117796
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

390 Interlocken Crescent, Suite 900
Broomfield, Colorado 80021
 (Address of Principal Executive Offices)

303-285-5379
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A is filed to amend Registrant’s Current Report Form 8-K filed February 25, 2005 which reported Registrant’s acquisition of Sovereign Partners, LLC, a Colorado limited liability company and each of the members of Sovereign, described herein.

This Form 8-K/A and other reports filed by Cardinal Communications, Inc. (the "Registrant" or the “Company”) from time to time with the Securities and Exchange Commission (the “Commission”) (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 2.01 Acquisition or Disposition of Assets

Registrant hereby incorporates by reference all the information and text set forth in Item 1.01 of Registrant’s Current Report Form 8-K filed February 25, 2005.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item 9 are attached to this Current Report on Form 8-K/A. The financial statements filed herewith are:

Sovereign Partners, LLC and Subsidiaries - Consolidated Financial Statements for the years ended December 31, 2004, 2003, 2002 as exhibit 9.01.

(b) Pro Forma Financial Information.

The proforma financial statements filed herewith are:

Pro Forma Cardinal Communications, Inc. / Sovereign Partners, LLC and Subsidiaries:

Unaudited Pro Forma Consolidating Balance Sheet as of December 31, 2004
Unaudited Pro Forma Consolidating Statement of Operations for the year ended December 31, 2004 as exhibit 9.02.

(c) Exhibit Index.

Exhibit No.	Description

3.01	Amendment to the ByLaws of the Company.[1]
3.02	Certificate of Designation of the Series B Convertible Preferred Stock.[1]
9.01	Sovereign Partners, LLC and Subsidiaries - Consolidated Financial Statements for the years ended December 31, 2004, 2003, 2002.
9.02	Unaudited Pro Forma Consolidating Balance Sheet as of December 31, 2004 and Unaudited Pro Forma Consolidating Statement of Operations for the year ended December 31, 2004.
10.1	Securities Purchase Agreement dated as of January 26 2005 by and among the Company, Sovereign Partners, LLC and each of the members of Sovereign listed on the signature pages thereto.[1]
10.2	Registration Rights Agreement dated as of February 18, 2005 by and among the Company, Sovereign Partners, LLC and each of the Members of Sovereign listed on the signature pages thereto.[1]
10.3	Management Agreement dated as of February 18, 2005 by and among the Company and each of the Members of Sovereign listed on the signature pages thereto.[1]
10.4	Investor Rights Agreement dated as of February 18, 2005 by and among the Company, each member of its Board of Directors, and each of the Members of Sovereign listed on the signature pages thereto.[1]
10.5	Employment Agreement dated as of February 18, 2005 by and between the Company and Mr. Ed Garneau.[1]
10.6	Surrender and Exchange Agreement dated as of January 31, 2005 by and between the Company and Evergreen Venture Partners, LLC.[1]
10.7	Promissory Note in the Principal Amount of $750,000.[1]
10.8	Waiver, Consent, Surrender and Modification Agreement dated as of January 21, 2005 by and between the Company and Crestview Capital Master Fund LLC[1]
99.1	Press Release dated February 23, 2005.[1]

1  Incorporated by reference from Registrant's Current Report on Form 8-K filed with the Commission on February 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Communications, Inc.

By:	/s/ David A. Weisman
Chief Executive Officer

Date: August 4, 2005